UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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AVENUE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! AVENUE THERAPEUTICS, INC. 1111 KANE CONCOURSE, SUITE 301 BAY HARBOR ISLANDS, FLORIDA 33154 AVENUE THERAPEUTICS, INC. 2023 Annual Meeting Vote by June 21, 2023 11:59 PM ET Vote Virtually at the Meeting* June 22, 2023 9:30 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/ATXI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V09345-P92205 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. You invested in AVENUE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on June 22, 2023. V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V09346-P92205 3 Years 01) Jay Kranzler, M.D., Ph.D. 02) Faith Charles 03) Neil Herskowitz 04) Alexandra MacLean, M.D. 05) Curtis Oltmans 06) Lindsay A. Rosenwald, M.D. 1. Election of Directors Nominees: 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. 3. Approve the compensation of the company’s named executive officers, in an advisory vote. 4. Approve the frequency with which we will hold an advisory vote on the compensation of our named executive officers, in an advisory vote. NOTE: The proxies are authorized to act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For